UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2011

Stratasys, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13400	36-3658792
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7665 Commerce Way, Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 937-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On July 27, 2011, we announced our financial results for the second quarter ended June 30, 2011. A copy of the press release announcing the results is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).

     In accordance with General Instruction B2 to Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Stratasys, Inc. on July 27, 2011 regarding financial results for the second quarter ended June 30, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC.
(Registrant)

Date: July 27, 2011	By:	/s/ Robert F. Gallagher
		Name:	Robert F. Gallagher
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Stratasys, Inc., dated July 27, 2011, announcing financial results.